--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996

Dear Shareholder,

    Since the inception of The BlackRock 1998 Term Trust Inc. in 1991, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.

Sincerely,




Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

Dear Shareholder:

    We are pleased to present the annual report for The BlackRock 1998 Term Trust Inc. (NYSE symbol: "BBT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 1998, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage-backed securities (Fannie Mae, Freddie Mac or Ginnie Mae), U.S. Treasury and agency securities, asset-backed securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the fiscal year:

                           -----------------------------------------------------
                             12/31/95  12/31/94    Change     High       Low
--------------------------------------------------------------------------------
Stock Price                   $8.875     $8.00      10.94%   $9.375     $7.875
--------------------------------------------------------------------------------
Net Asset Value (NAV)         $9.79      $8.97       9.14%   $9.80      $8.97
--------------------------------------------------------------------------------
Premium/(Discount) to NAV     (9.35%)   (10.81%)     1.46%   (2.84%)   (10.81%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while yields of both the 2- and 5-year Treasuries fell approximately 2.50% to end 1995 at 5.15% and 5.37%, respectively.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another Fed ease by year end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.

    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach an agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.

    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.

The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and December 31, 1994.

                       The BlackRock 1998 Term Trust Inc.


-------------------------------------------------------------------------------------------
  Composition                                       December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------
  Mortgage Pass-Throughs                                   28%                 35%
-------------------------------------------------------------------------------------------
  Corporate Bonds                                          23%                  0%
-------------------------------------------------------------------------------------------
  Adjustable Rate Mortgages                                14%                  4%
-------------------------------------------------------------------------------------------
  Taxable Zero Coupon Bonds                                10%                 18%
-------------------------------------------------------------------------------------------
  Asset-Backed Securities                                   7%                 13%
-------------------------------------------------------------------------------------------
  Stripped Mortgage-Backed Securities                       5%                  1%
-------------------------------------------------------------------------------------------
  U.S. Government Securities                                4%                 14%
-------------------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs          3%                  1%
-------------------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs              2%                  8%
-------------------------------------------------------------------------------------------
  CMO Residuals                                             2%                  4%
-------------------------------------------------------------------------------------------
  Municipal Bonds                                           2%                  0%
-------------------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities                     0%                  2%
-------------------------------------------------------------------------------------------

    The most significant shift in the Trust's portfolio over the fiscal year has been an increased exposure to the corporate debt sector and a corresponding decrease in allocations to mortgage pass-through securities. Since first obtaining the broadened investment authority from shareholders in May 1995 to purchase and hold investment grade corporate debt, the Trust has increased its holdings of these securities to 23% as of year-end. The Trust may continue to increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities, and could provide the Trust with a more stable income over time. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 1998.

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 1998 Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.

Sincerely,

Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                       The BlackRock 1998 Term Trust Inc.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                 BBT
--------------------------------------------------------------------------------
  Initial Offering Date:                                        April 19, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 12/31/95:                               $8.875
--------------------------------------------------------------------------------
  Net Asset Value as of 12/31/95:                                   $9.79
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 12/31/95 ($8.875)1:            5.63%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                         $0.04167
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                      $0.50004
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Dividend not constant and is subject to change.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
                           LONG-TERM INVESTMENTS-147.3%
                           Mortgage Pass-Throughs-56.6%
                           Federal Home Loan Bank,
               $ 2,000       4.95%, 3/04/98 ...................... $  1,977,500
                 5,000       8.10%, 10/30/97 .....................    5,162,500
                           Federal Home Loan Mortgage
                           Corporation,
                13,953++     4.50%, 12/01/98, 5 Year .............   13,639,412
                 1,318       6.50%, 1/01/04 ......................    1,321,951
                26,009+@     7.00%, 8/01/99 - 7/01/00,
                               5 Year ............................   26,439,879
                 2,267       8.00%, 10/01/09 .....................    2,370,955
                 4,799       8.25%, 2/01/06 - 9/01/09 ............    4,998,852
                 6,153++     8.50%, 9/01/98, 7 Year ..............    6,334,090
                 7,168       8.50%, 1/03/03 - 10/01/06,
                               15 Year ...........................    7,478,545
                 1,124       8.50%, 1/01/17 - 12/01/17 ...........    1,188,485
                38,676++     9.00%, 12/01/03 - 12/01/05,
                               15 Year ...........................   40,530,127
                 1,569       9.50%, 2/01/97 - 6/01/17 ............    1,665,139
                           Federal National Mortgage
                             Association,
                   419       7.00%, 4/01/02 - 1/01/06 ............      427,154
                56,093       7.50%, 6/01/99, 7 Year ..............   57,407,380
                 5,292       7.50%, 5/01/07, 15 Year .............    5,442,220
                 1,620       7.50%, 2/01/09 - 10/01/22 ...........      833,520
                    64       8.50%, 11/01/24 .....................       67,145
                 1,680       9.00%, 12/01/97, 7 Year .............    1,711,791
                 2,505       9.00%, 11/01/09 .....................    2,681,094
                14,031       9.50%, 6/01/01, 15 Year .............   14,936,942
                15,136       9.50%, 6/01/16 - 2/01/17 ............   16,429,848
                           Government National Mortgage
                             Association,
                39,448+      6.50%, 4/20/25 - 5/20/25,
                               1 Year CMT (ARM) ..................   40,332,457
                50,670+      7.00%, 11/20/24 - 7/20/25,
                               1 Year CMT (ARM) ..................   51,580,499
                 4,242       7.25%, 11/15/04 - 4/15/06 ...........    4,367,286
                 1,187       8.50%, 3/15/20 - 3/15/23 ............    1,246,542
                 5,328       9.00%, 11/15/17 .....................    5,683,751
                 8,346       9.50%, 6/15/09 - 12/15/09 ...........    8,930,577
                                                                   ------------
                                                                    325,185,641
                                                                   ------------

                           Multiple Class Mortgage
                           Pass-Throughs-12.7%
                           CBA Mortgage Corporation,
AAA              5,000       Series 1993-C1, Class A2,
                               12/25/03, .........................    5,191,570
AA               5,489       Series 1993-C1, Class B,
                               12/01/03, .........................    5,657,385
BBB              7,000       Series 1993-C1, Class D,
                              12/25/03, ..........................    7,046,051
                           Federal Home Loan Mortgage
                             Corporation, Multiclass
                             Mortgage Participation
                             Certificates,
                 1,545       Series 68, Class 68-G,
                               5/15/19 ...........................    1,567,214

(Right Column)

--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
               $ 6,413       Series 151, Class 151-E,
                               9/15/20 ........................... $  6,545,629
                 2,063       Series 1134, Class 1134-H,
                               9/15/96, (ARM) ....................    2,166,623
                 6,585       Series 1269, Class 1269-S,
                               5/15/97, (ARM) ....................    6,638,812
                 1,488       Series 1402, Class 1402-F,
                               10/15/97, (ARM) ...................    1,369,276
                 3,084       Series 1436, Class 1436-SE,
                               12/15/97, (ARM) ...................    2,667,319
                 1,625       Series 1441, Class 1441-SA,
                               12/15/97, (ARM) ...................    1,585,391
                    75       Series 1513, Class 1513-JA,
                               11/15/01, (I) .....................      387,863
                47,887       Series 1557, Class 1557-SA,
                               8/15/98, (ARM) ....................    1,509,021
                 3,865+      Series 1584, Class 1584-FB,
                               9/15/23, (ARM) ....................    4,005,585
                 2,000+      Series 1700, Class 1700-B,
                               7/15/23, (P) ......................    1,745,000
                           Federal National Mortgage
                             Association, REMIC Pass-
                             Through Certificates,
                 1,869       Trust 269, Class 269-1,
                               8/01/22 ...........................    1,974,085
                   606       Trust 1990-20, Class 20-G,
                               3/25/18 ...........................      607,373
                 5,000       Trust 1990-43, Class 43-G,
                               7/25/03 ...........................    5,148,750
                 1,010       Trust 1991-78 Class 78-S,
                               7/25/98, (ARM) ....................    1,128,042
                 2,043       Trust 1992-119, Class 119-S,
                               8/25/99, (ARM) ....................    1,937,625
                 3,825       Trust 1992-3, Class 3-S,
                               1/25/99, (ARM) ....................    4,327,331
                 7,813       Trust G1993-26, Class 26-PH,
                               11/25/11, (I) .....................      537,168
                34,933       Trust G1993-35, Class 35-S,
                               1/25/22, (ARM) ....................    2,183,334
                 3,000       Trust G1993-26, Class 26-PT,
                               12/25/17, (I) .....................      707,596
                11,000       Trust 1993-82, Class 82-J,
                               11/25/10, (I) .....................    1,027,813
                 3,683       Trust 1993-129, Class 129-J,
                               2/25/07, (I) ......................      402,784
AAA              4,530       PaineWebber Trust, Collateral
                               Mortgage Obligation, Series A,
                               Class A-5, 9/01/17, ...............    4,592,263
                                                                   ------------
                                                                     72,656,903
                                                                   ------------
See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
                           CORPORATE BONDS-33.8%
                           Finance & Banking-23.4
AA             $10,000     A T & T Capital Corp.,
                             5.81%, 12/04/98 ..................... $ 10,029,292
A                5,000     Allstate Corp., 5.875%, 6/15/98 .......    5,010,950
A+               6,150     American Express,
                             11.625%, 12/12/00 ...................    6,907,065
AA-              1,500     Associates Corp. of North
                           America, 7.30%, 3/15/98 ...............    1,550,760
A                6,475     Beneficial Corp., 6.95%, 7/03/97 ......    6,643,350
A-               6,000     Fleet Financial Group, Inc.,
                             6.00%, 10/26/98 .....................    6,075,060
AAA              1,000     General Electric Capital Corp.,
                             6.65%, 4/14/08 ......................    1,019,430
A-               5,000     Huntington Bankshares, Inc.,
                             5.68%, 12/08/98 .....................    5,003,500
A+               3,000     International Lease Finance Corp.,
                             6.30%, 11/01/99 .....................    3,045,938
A+               6,000     ITT Hartford Group,
                             8.20%, 10/15/98 .....................    6,381,170
A+               2,000     Merrill Lynch & Co., Inc.,
                             7.75%, 3/01/99 ......................    2,109,580
Baa3             8,800     New American Capital, Inc.,
                             7.6875%, 4/12/00 ....................    8,800,000
                           Norwest Corp.,
AA-             10,000       5.75%, 11/16/98 .....................   10,042,563
AA-              6,000       7.70%, 11/15/97 .....................    6,233,520
BBB+            13,747     PaineWebber Group, Inc.,
                             6.25%, 6/15/98 ......................   13,790,715
                           Salomon, Inc.,
BBB              5,000       6.70%, 12/01/98 .....................    5,023,250
BBB             10,000       7.43%, 12/30/98 .....................   10,210,278
BBB             11,300     Sears Overseas Finance
                             Zero Coupon, 7/12/98 ................    9,799,360
                           Smith Barney Holdings, Inc.,
A-               5,000       5.625%, 11/15/98 ....................    4,989,157
A-               8,000       6.00%, 3/15/97 ......................    8,032,160
BBB-             4,000     Transport Financial Bank,
                             6.32%, 10/17/97 .....................    4,024,960
                                                                   ------------
                                                                    134,722,058
                                                                   ------------
                           Industrials-7.1%
A               10,000     Atlantic Richfield,
                             10.25%, 7/02/00 .....................   10,770,000
AA               3,000     Du Pont De Nemours,
                             8.50%, 6/25/98 ......................    3,191,967
                           General Motors Acceptance Corp.,
A-               8,000       6.125%, 9/18/98 .....................    8,079,200
A-               3,450       7.30%, 2/02/98 ......................    3,564,161
A                7,000     TTX Co., 6.28%, 6/28/99 ...............    7,093,599
BBB              7,500     Union Oil Co., 8.40%, 1/15/99 .........    8,043,750
                                                                   ------------
                                                                     40,742,677
                                                                   ------------
                           Utilities-2.6%
BBB+             5,000     GTE Corp., 8.85%, 3/01/98 .............    5,315,494
A-               9,000     Puget Sound Power & Light Co.,
                             7.875%, 10/01/97 ....................    9,332,585
                                                                   ------------
                                                                     14,648,079
                                                                   ------------
                           Yankees-0.7%
AA+                300     British Columbia Hydro &
                             Power, 15.00%, 4/15/11 ..............      323,208
A+               1,000     Hydro Quebec,
                             7.67%, 11/30/98 .....................    1,051,362
Aaa              1,400     International Bank For
                             Reconstruction & Development
                             Colts, 8.85%, 2/16/98 ...............    1,490,440
AA-              1,000     Ontario Province,
                             15.75%, 3/15/12 .....................    1,168,220
                                                                   ------------
                                                                      4,033,230
                                                                   ------------


(Right Column)

--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
                           Asset-Backed
                           Securities-10.8%
AAA            $ 8,266     Daimler Benz Auto Grantor Trust, Series
                             1995-A Class A, 5.85%, 5/15/02 ...... $  8,294,730
                           Ford Credit Grantor Trust, Series
                             1995-A Class A,
AAA             10,213       5.90%, 5/15/00 ......................   10,261,113
AAA             10,810       5.90%, 10/15/00 .....................   10,850,971
AAA             24,107++   Nationsbank Auto Grantor Trust, Series
                             1995-A Class A, 5.85%, 6/15/02 ......   24,272,608
AAA              8,179     SPNB Home Equity Loan, Series
                             1991-2, Class A, 8.90%, 3/10/06 .....    8,273,285
                                                                   ------------
                                                                     61,952,707
                                                                   ------------
                           Stripped Mortgage-Backed
                           Securities-6.9%
AAA                  6     American Housing Trust VIII,
                             Mortgage Pass-Through
                             Certificates, Series 8,
                             Class M, 1/25/21 (I/O) ..............    1,549,018
                           Federal Home Loan Mortgage
                             Corporation, Multiclass Mortgage
                             Participation Certificates,
                    25       Series 1058, Class 1058-I,
                               4/15/21 (I/O) .....................      702,790
                 7,834       Series 1242, Class 1242-A,
                               4/15/22 (P/O) .....................    6,521,840
                 6,492       Series 1700, Class 1700-A,
                               2/15/24 (P/O) .....................    6,288,820
                           Federal National Mortgage
                             Association,
                 6,761       Trust 1, Class 2,
                               2/01/17 (I/O) .....................    1,622,643
                 1,568       Trust 2, Class 2, 2/01/17 (I/O) .....      403,367
                 3,611       Trust 3, Class 2, 2/01/17 (I/O) .....      878,922
                 3,041       Trust 6, Class 2, 1/01/17 (I/O) .....      729,784
                 2,003       Trust 9, Class 2, 2/01/17 (IO) ......      480,724
                 1,860       Trust 14, Class 2, 2/01/17 (I/O) ....      444,144
                19,676       Trust 15, Class 2, 4/01/02 (I/O) ....    2,951,411
                 1,066       Trust 34, Class 2, 5/01/18 (I/O) ....      266,553
                14,429       Trust 95, Class 2, 10/01/20 (IO) ....    3,580,197
                 4,970       Trust 226, Class 2, 6/01/23 (I/O) ...    1,192,861
                    11       Trust 1991-101, Class 101-D,
                               8/25/18 (I/O) .....................       41,906
                 8,166       Trust 1991-121, Class 121-B,
                               9/25/98 (P/O) .....................    7,288,035
                     31      Trust 1991-128, Class 128-N,
                               9/25/21 (I/O) .....................      866,342
                     26      Trust 1992-71, Class 71-J,
                               5/25/22 (I/O) .....................      625,998
                    119      Trust 1992-192, Class 192-G,
                               5/25/04 (I/O) .....................    1,602,641
                    901      Trust 1993-152, Class 152-A,
                               2/25/17 (P/O) .....................      889,272
                  2,232      Trust 1993-G35, Class G35-N,
                               11/25/23 (P/0) ....................      954,079
                                                                   ------------
                                                                     39,881,347
                                                                   ------------
See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
                           CMO Residuals**-3.2%
                           Federal National Mortgage
                             Association, REMIC Pass-
                             Through Certificates,
               $   955       Trust 1989-37, Class 37-R,
                               7/25/19 ........................... $  2,090,389
                    10       Trust 1989-62, Class 62-R,
                               10/25/19 ..........................      400,000
                    10       Trust 1989-84, Class 84-R,
                               11/25/19 ..........................      927,033
                     3       Trust 1990-31, Class 31-R,
                               3/25/20 ...........................    2,572,787
                    20       Trust 1990-5, Class 5-R, 1/25/20 ....    1,975,000
                    10       Trust 1990-8, Class 8-R,
                               1/25/20 ...........................    2,251,188
                 7,400       Trust 1992-36, Class 36-R,
                               3/25/22 ...........................    7,850,000
                                                                   ------------
                                                                     18,066,397
                                                                   ------------
                           U.S Government Security-6.1%
                35,000     U. S. Treasury Note, 5.50%,
                             12/31/00 ............................   35,180,600
                                                                   ------------
                           Taxable Zero Coupon Bonds-14.7%
                           Financing Corporation (FICO
                             Strips),
                 2,000       Series 19, 12/06/98 .................    1,711,380
                 5,311       Series A, 2/08/99 ...................    4,490,132
                 4,472       Series D, 3/26/98 ...................    3,968,542
                 6,637       Series D, 9/26/98 ...................    5,729,855
                   575       Series E, 10/06/98 ..................      495,466
                 9,815     Government Securities Trust,
                             11/15/98 ............................    8,424,705
                25,000++   Resolution Funding Corporation,
                             10/15/98 ............................   21,600,000
                 8,000     Tennessee Valley Authority,
                             10/15/98 ............................    6,816,720
                36,500+    U.S. Treasury Strips, 11/15/98 ........   31,446,233
                                                                   ------------
                                                                     84,683,033
                                                                   ------------
                           Municipal Bonds-2.5%
AAA              5,300     Alameda County California Pension
                             Obligation, Taxable, Series A,
                             7.25%, 12/01/98 .....................    5,524,084
AAA              1,415     Long Beach California Pension
                             Obligation, Taxable Refunding,
                             6.13%, 9/01/98 ......................    1,431,414
BBB+             6,000     New York City, Taxable Bonds
                             Series G, Zero Coupon, 2/01/98 ......    6,015,000
AAA              1,540     Western Minnesota Municipal
                             Power Agency Supply, Taxable
                             Refunding Series A,
                             5.88%, 1/01/98 ......................    1,546,283
                                                                   ------------
                                                                     14,516,781
                                                                   ------------
                           Total long-term investments
                             (cost $848,495,462) .................  846,269,453


(Right Column)

--------------------------------------------------------------------------------
               Principal
  Rating*        Amount                                               Value
(Unaudited)      (000)                Description                    (Note 1)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENTS-1.5%
                           Discount Note (a)
               $ 8,820     Federal Home Loan Bank, 5.75%,
                             1/02/96 (cost $8,818,591) ........... $  8,818,591
                                                                   ------------
                           Total Investments-148.8%
                             (cost $857,314,053) .................  855,088,044
                           Liabilities in excess of other
                             assets-(48.8%) ...................... (280,667,626)
                                                                   ------------
                           NET ASSETS-100% ....................... $574,420,418
                                                                   ============
  *Using the higher of Standard & Poor's or Moody's rating.
 **Illiquid securities representing 2.1% of portfolio assets.
  +$135,843,824 principal  amount  pledged as collateral  for reverse repurchase agreements.
 ++Entire  principal   amount  pledged  as  collateral  for  reverse  repurchase
   agreements.
  @$2,541,416 principal amount pledged as collateral for futures transactions.
(a)Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money equivalent.

-----------------------------------------------------------
         KEY TO ABBREVIATIONS
ARM   -Adjustable Rate Mortgage.
CMO   -Collateralized Mortgage Obligation.
CMT   -Constant Maturity Treasury.
I     -Denotes a CMO with Interest Only Characteristics.
I/O   -Interest Only.
P     -Denotes a CMO with Principal Only Characteristics.
P/O   -Principal Only.
REMIC -Real Estate Mortgage Investment Conduit.
-----------------------------------------------------------

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $857,314,053)
  (Note 1) ....................................................... $855,088,044
Cash .............................................................       80,440
Interest receivable ..............................................    7,463,193
Due from broker-variation margin .................................      167,125
Deferred organization expenses
  and other assets ...............................................       12,649
                                                                   ------------
                                                                    862,811,451
                                                                   ------------

Liabilities
Reverse repurchase agreements (Note 4) ...........................  240,871,229
Payable for investments purchased ................................   41,743,150
Dividends payable ................................................    2,444,414
Interest payable .................................................    1,405,493
Unrealized depreciation on interest rate floor
  (Note 1 & 3) ...................................................      988,963
Accrued excise tax ...............................................      550,000
Advisory fee payable (Note 2) ....................................      195,215
Administration fee payable (Note 2) ..............................       48,804
Other accrued expenses ...........................................      143,765
                                                                   ------------
                                                                    288,391,033
                                                                   ------------
Net Assets ....................................................... $574,420,418
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) .................................. $    586,605
  Paid-in capital in excess of par ...............................  553,528,394
                                                                   ------------
                                                                    554,114,999
  Undistributed net investment income ............................   21,846,308
  Accumulated net realized gain ..................................      798,875
  Net unrealized depreciation ....................................   (2,339,764)
                                                                   ------------
  Net assets, December 31, 1995 .................................. $574,420,418
                                                                   ============

Net asset value per share:
  ($574,420,418 db 58,660,527 shares of
  common stock issued and outstanding) ...........................        $9.79
                                                                          =====


(Right Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (net of premium amortization of
    $2,122,727 and interest expense
    of $17,215,573) ............................................... $44,319,497
                                                                    -----------
Operating expenses
  Investment advisory .............................................   2,228,172
  Administration ..................................................     557,187
  Custodian .......................................................     341,000
  Reports to shareholders .........................................     230,000
  Directors .......................................................      72,000
  Transfer agent ..................................................      47,000
  Audit ...........................................................      44,000
  Legal ...........................................................      25,000
  Miscellaneous ...................................................     151,961
                                                                    -----------
    Total operating expenses ......................................   3,696,320
                                                                    -----------
Net investment income before excise tax ...........................  40,623,177
  Excise tax ......................................................     550,000
                                                                    -----------
Net investment income .............................................  40,073,177
                                                                    -----------

Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss)
  Investments .....................................................  12,587,980
  Short sales .....................................................  (5,493,811)
  Futures .........................................................    (538,722)
                                                                    -----------
                                                                      6,555,447
                                                                    -----------

Net change in unrealized appreciation
  Investments .....................................................  30,823,693
  Futures .........................................................   1,069,638
  Short sales .....................................................     691,083
                                                                    -----------
                                                                     32,584,414
                                                                    -----------
  Net gain on investments .........................................  39,139,861
                                                                    -----------

Net Increase In Net Assets
Resulting from Operations ......................................... $79,213,038
                                                                    ===========

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Statement of Cash Flows
December 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows used for operating activities:
  Interest received ..........................................  $    60,537,635
  Operating expenses and excise taxes paid ...................       (4,275,844)
  Interest expense paid ......................................      (17,077,833)
  Purchase of short-term portfolio
    investments, net .........................................       (7,844,591)
  Purchase of long-term portfolio investments ................   (1,302,604,874)
  Proceeds from disposition of long-term
    portfolio investments ....................................    1,236,418,403
  Variation margin on futures ................................          464,102
  Other ......................................................           37,297
                                                                ---------------
  Net cash flows used for
    operating activities .....................................      (34,345,705)
                                                                ---------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..................       65,780,240
  Cash dividends paid ........................................      (31,532,200)
                                                                ---------------
  Net cash flows provided by financing
    activities ...............................................       34,248,040
                                                                ---------------
Net decrease in cash .........................................          (97,665)
Cash at beginning of year ....................................          178,105
                                                                ---------------
Cash at end of year ..........................................  $        80,440
                                                                ===============

Reconciliation of Net Increase in Net
Assets Resulting from Operations to
Net Cash Flows Used for
Operating Activities
Net increase in net assets resulting from
  operations .................................................  $    79,213,038
                                                                ---------------
Increase in investments ......................................     (105,261,543)
Net realized gain ............................................       (6,555,447)
Increase in unrealized appreciation ..........................      (32,584,414)
Increase in interest receivable ..............................       (3,120,161)
Increase in depreciation of interest rate floor ..............          988,963
Decrease in receivable for investments sold ..................       55,426,989
Increase in variation margin receivable ......................          (66,812)
Decrease in deposits with broker for
  investments sold short .....................................       34,421,875
Decrease in other assets .....................................           51,183
Decrease in payable for investments purchased ................      (22,995,826)
Increase in interest payable .................................          137,740
Decrease in payable for securities sold short ................      (33,957,880)
Decrease in accrued expenses and other
  liabilities ................................................          (43,410)
                                                                ---------------
  Total adjustments ..........................................     (113,558,743)
                                                                ---------------
Net cash used for operating activities .......................  $   (34,345,705)
                                                                ===============


(Right Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

                                                     Years Ended December 31,

Increase (Decrease) in Net Assets                     1995             1994

Operations:

  Net investment income ........................  $ 40,073,177     $ 33,950,122

  Net realized gain (loss)
    on investments,
    short sales and futures ....................     6,555,447       (7,058,526)

  Net change in net
    unrealized appreciation
    (depreciation) on
    investments, short
    sales and futures ..........................    32,584,414      (44,782,568)
                                                  ------------     ------------

  Net increase (decrease)
    in net assets
    resulting from
    operations .................................    79,213,038      (17,890,972)

  Dividends from net
    investment income ..........................   (31,166,089)     (36,904,511)
                                                  ------------     ------------

  Total increase (decrease) ....................    48,046,949      (54,795,483)


Net Assets

Beginning of year ..............................   526,373,469      581,168,952
                                                  ------------     ------------

End of year ....................................  $574,420,418     $526,373,469
                                                  ============     ============



See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 One Month
                                                              Year Ended December 31,              Ended      April 30, 1991*
                                                    -----------------------------------------   December 31,  to November 30,
                                                      1995       1994       1993       1992         1991**        1991
                                                      ----       ----       ----       ----         ------        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $   8.97   $   9.91   $  10.22   $  10.39      $  10.16     $   9.50
                                                    --------   --------   --------   --------      --------     --------

  Net investment income (net of $.29, $.13, $.14,
    $.18, $.02 and $.06, respectively, of interest
    expense) .....................................       .68        .58        .81        .92           .09          .48

  Net realized and unrealized gain (loss) on
    investments, short sales and futures .........       .67       (.89)      (.40)      (.31)          .28          .62
                                                    --------   --------   --------   --------      --------     --------
Net increase (decrease) from investment operations      1.35       (.31)       .41        .61           .37         1.10
                                                    --------   --------   --------   --------      --------     --------
Dividends from net investment income .............      (.53)      (.63)      (.72)      (.78)         (.14)        (.42)
                                                    --------   --------   --------   --------      --------     --------
Capital charge with respect to issuance of shares.      --         --         --         --            --           (.02)
                                                    --------   --------   --------   --------      --------     --------
Net asset value, end of period*** ................  $   9.79   $   8.97   $   9.91   $  10.22      $  10.39     $  10.16#
                                                    ========   ========   ========   ========      ========     ========

Market value, end of period*** ...................  $  8.875   $   8.00   $ 10.125   $  9.875      $  10.50     $  10.25
                                                    ========   ========   ========   ========      ========     ========

TOTAL INVESTMENT RETURN+: ........................    17.73%    (15.15%)    10.13%      1.40%         3.84%       12.46%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses @ .............................      .67%      0.81%      0.81%      0.75%         0.72%++      0.76%++
Net investment income ............................     7.21%      6.21%      7.95%      9.01%        10.12%++      8.53%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ................  $555,561   $546,853   $600,058   $601,439      $599,876     $561,711
Portfolio turnover ...............................      136%       193%        55%         8%            1%         154%
Net assets, end of period (in thousands) .........  $574,420   $526,373   $581,169   $599,324      $609,231     $595,698
Reverse repurchase agreements outstanding,
  end of period (in thousands) ...................  $240,871   $175,091   $272,866   $267,893      $284,142     $270,208
Asset coverage+++ ................................  $  3,385   $  4,006   $  3,130   $  3,237      $  3,144     $  3,205

--------------
  * Commencement of investment operations.
 ** Subsequent to November 30, 1991 (The Trust's prior fiscal year-end) the Trust changed its fiscal year-end to December 31.
*** Net asset value and market value published in The Wall Street Journal each Monday.
  # Net asset value immediately after closing of first public offering was $9.48.
  @ The ratios of  expenses,  including  excise  tax,  to  average  net  assets were 0.76%,  0.90%,  0.90%,  0.82%, 0.72%, and 0.78%
    for the periods indicated above, respectively.
  + Total investment return is calculated assuming a purchase of common stock  at  the  current  market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed,  for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
 ++ Annualized.
+++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating  performance data for a share of common stock  outstanding,  total investment return,  ratios to average net assets and other  supplemental  data for each of the periods  indicated.  This  information  has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc.
Notes to Financial Statements

Note 1. Accounting
Policies

The BlackRock 1998 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

(Right Column)

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the

(Left Column)

writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge"

(Right Column)

more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the brokerdealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1995.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

(Left Column)

    Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determina-

(Right Column)

tion, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $550,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

    The investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets from January 1, 1995 to December 31, 1996 and 0.30% from January 1, 1997 to the termination or liquidation of the Trust. The administration fee paid to PMF was also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets from January 1, 1995 to December 31, 1996 and 0.08% from January 1, 1997 to the termination or liquidation of the Trust.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

    On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments, and dollar rolls for the year ended December 31, 1995 aggregated $1,279,169,360 and $1,101,609,866 respectively.

    The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held 2.1% of its portfolio assets in illiquid securities.

    The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $2,226,009 (gross unrealized appreciation-$14,908,821; gross unrealized depreciation- $17,134,830).

(Left Column)

    For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1995 of approximately $2,036,500 of which will expire at the termination of the Trust. Such carryforward amount is after realization of approximately $7,549,000 in net taxable gains recognized during the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to until net gains have been realized in excess of such amounts.

    During the year ended December 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1995 are as follows:

                                           Value at    Value at
Number of                  Expiration       Trade    December 31,    Unrealized
Contracts      Type           Date          Date         1995       Appreciation
---------      ----        ----------      --------  ------------   ------------
Long positions:
 46      2 yr. T-Note      Mar. 1996    $ 9,628,663  $ 9,646,344      $ 17,681
 21      10 yr. T-Note     Mar. 1996      2,385,568    2,406,469        20,901
450      30 yr. T-Bond     Mar. 1996     53,824,312   54,660,938       836,626
                                                                      --------
                                                                      $875,208
                                                                      ========

    The Trust sold an interest rate floor which settled on April 17, 1995 with a notional amount of approximately $52 million which will decline over the term of the agreement. At 12/31/95, the notional amount is approximately $43 million. Under the agreement, the Trust pays the excess, if any, of 7.65% over one-month LIBOR. In exchange, the Trust received a fee on settlement date of $1.2 million which is being recognized into income over the term of the agreement. The agreement terminates on August 17, 1998. At December 31, 1995 unrealized depreciation was $988,963.


Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the


(Right Column)

time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segre- gated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $247,688,538 at a weighted average interest rate of approximately 5.96%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1995 was $305,596,229 on November 30, 1995 which was 31.17% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

    The average monthly balance of dollar rolls outstanding during the year ended December 31, 1995 was approximately $406,365. The maximum amount of dollar rolls outstanding at any month-end during the year ended December 31, 1995 was $3,706,413 as of July 31, 1995, which was 0.4% of total assets.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 58,660,527 shares outstanding at December 31, 1995, the Adviser owned 10,527 shares.

Note 6. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.04167 per share payable February 29, 1996 to shareholders of record on February 16, 1996.


Note 7. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                        Net realized and    Net increase (decrease)
                                            unrealized        in net assets            Dividends
                        Net investment      gain (loss)       resulting from              and                       Period end
  Quarterly    Total        income        on investments         operations           Distributions    Share price   net asset
   period     income   Amount Per share   Amount Per share    Amount  Per share     Amount  Per share  High    Low     value
  ---------   ------   ----------------   ----------------    -----------------     -----------------  ------------   -------
January 1,
 1994 to
 March 31,
 1994 .... $ 5,813,129 $ 4,623,469 0.08  $(28,012,603) $(0.48) $(23,389,134) $(0.40) $ 6,598,136 $0.11 $10 1/8  $8 3/4  $9.40

April 1,
 1994 to
 June 30,
 1994 ....  15,424,399  14,277,739 0.24   (15,091,061)  (0.26)     (813,322)  (0.02)   9,165,121  0.16   9 1/4   8 5/8   9.23

July 1,
 1994 to
 September
 30, 1994.   6,594,093   5,193,446 0.09    11,762,041    0.20    16,955,487    0.29    9,165,121  0.16   9 1/8   8 3/8   9.19

October 1,
 1994 to
 December
 31, 1994.  11,051,052   9,855,468 0.17   (20,499,471)  (0.35)  (10,644,003)  (0.18)  11,976,133  0.20   8 3/4   8       8.97

January 1,
 1995 to
 March 31,
 1995 ....   9,823,286   9,302,856 0.16    17,647,060    0.30    26,949,916    0.46    5,622,497  0.10   8 7/8   7 7/8   9.34

April 1,
 1995 to
 June 30,
 1995 ....  13,549,353  12,738,471 0.22     8,042,270    0.14    20,780,741    0.36    8,433,037  0.14   9 3/8   8 1/2   9.55

July 1,
 1995 to
 September
 30, 1995.   9,242,199   7,798,916 0.13     4,526,627    0.08    12,325,543    0.21    7,333,046  0.13   9       8 1/2   9.63

October 1,
 1995 to
 December
 31, 1995.  11,704,659  10,232,934 0.17     8,923,904    0.15    19,156,838    0.32    9,777,509  0.16   9 1/8   8 3/4   9.79
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock 1998 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock 1998 Term Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the one month ended December 31, 1991 and for the period April 30, 1991 (commencement of investment operations) to November 30, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock 1998 Term Trust Inc. as of December 31, 1995, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1995.

    During the fiscal year ended December 31, 1995, the Trust paid aggregate dividends of $0.5313 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1996.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is the investment advisor for the Trust. BlackRock is a registered investment advisor specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, the nation's eleventh largest banking organization.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1998. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends
 Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust,which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol:BBT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):        Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

Asset-Backed Securities:         Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                 Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated
                                 investment objectives and policies. One of the advantages of a closed-end fund is the diversification it provides through its multiple holdings.

Collateralized
Mortgage Obligations (CMOs):     Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                        When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                        This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:           Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:                             Federal Housing Administration, a government agency that facilitates a secondary mort-
                                 gage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                           Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corpora-
                                 tion that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as
                                 Freddie Mac.

FNMA:                            Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as
                                 Fannie Mae.

GNMA:                            Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:           Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA
                                 (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage
                                 Corporation).

Interest-Only Securities (I/O):  Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

Market Price:                    Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:           A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll"
                                 period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date aswell as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:          Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:    Collateralized Mortgage Obligations.

Net Asset Value (NAV):           Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on
                                 Saturday and The Wall Street Journal each Monday.

Principal-Only Securities (P/O): Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

Project Loans:                   Mortgages for multi-family, low- to middle-income housing.

Premium:                         When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                           A real estate mortgage investment conduit is a multiple-class security backed by mortgage-
                                 backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes.
                                 Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                       Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements:   In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage Backed
Securities:                      Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------

Taxable Trusts
---------------------------------------------------------------------------------------
                                                                Stock       Termination
Perpetual Trusts                                                Symbol         Date
                                                                ------      -----------
The BlackRock Income Trust Inc.                                   BKT           N/A
The BlackRock North American Government Income Trust Inc.         BNA           N/A
Term Trusts
The BlackRock 1998 Term Trust Inc.                                BBT          12/98
The BlackRock 1999 Term Trust Inc.                                BNN          12/99
The BlackRock Target Term Trust Inc.                              BTT          12/00
The BlackRock 2001 Term Trust Inc.                                BLK          06/01
The BlackRock Strategic Term Trust Inc.                           BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT          12/04
The BlackRock Advantage Term Trust Inc.                           BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT          12/09


Tax-Exempt Trusts
---------------------------------------------------------------------------------------
                                                                Stock       Termination
Perpetual Trusts                                                Symbol         Date
                                                                ------      -----------
The BlackRock Investment Quality Municipal Trust Inc.             BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY           N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc.                    BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT          12/10


         If you would like further information please call BlackRock at
          (800) 227-7BFM (7236) or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                                   An Overview
--------------------------------------------------------------------------------

    BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

(Left Column)

---------
BlackRock
---------


Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                       The BlackRock 1998 Term Trust Inc.
                   c/o Prudential Mutual Fund Management, Inc.
                                   32nd Floor
                                One Seaport Plaza
                               New York, NY 10292

                                 (800) 227-7BFM

                                                     09247N-10-3

(Right Column)

The BlackRock
1998 Term
Trust Inc.
--------------------------------------------------------------------------
Annual Report
December 31, 1995